SUPPLEMENT TO PROSPECTUS OF
                        EVERGREEN VARIABLE ANNUITY FUNDS


I.       Evergreen VA Perpetual International Fund

         Proposed Fund Reorganization

         On April 20, 2001, the Board of Trustees of the Evergreen Variable Annuity Trust unanimously approved a proposal to reorganize Evergreen VA Perpetual International Fund ("VA Perpetual International") into Evergreen VA International Growth Fund ("VA International Growth"), a Fund with substantially similar investment objectives, strategies and risks. If the shareholders of VA Perpetual International approve the proposal, VA Perpetual International will liquidate by transferring substantially all of its assets to VA International Growth. Shareholders of VA Perpetual International will receive shares of VA International Growth equal in value to their shares of VA Perpetual International as of the date of the reorganization, which is proposed to take place on or about August 3, 2001. Shareholders of record of VA Perpetual International as of April 30, 2001 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 27, 2001. Shareholders of record of VA Perpetual International as of April 30, 2001 will be mailed information detailing the proposal on or about June 8, 2001.


April 27, 2001                                            558100   (4/01)